Exhibit 10.1

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”) is made effective as of the date set forth below by and between ASTRONOVA, INC., a Rhode Island Corporation with an address of 600 East Greenwich Avenue, West Warwick, Rhode Island, 02893-7526 (the “Borrower”) and Greenwood Credit Union, 2669 Post Road, Warwick, Rhode Island 02886, (the “Lender”).

RECITALS:

A. Pursuant to the terms of that certain Authorization issued by the U.S. Small Business Administration (“SBA”) to Lender bearing SBA Loan No. 34900072-07 and dated April 27, 2020, as may be amended, (the “Authorization”), which Authorization is hereby incorporated herein by reference and made a part hereof, Borrower desires to borrow, and Lender desires to lend, that certain Four Million Four Hundred Twenty Two Thousand and no/I 00 Dollars ($4,422,000.00) loan facility (the “Loan”) pursuant to the Paycheck Protection Program under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) (the “Paycheck Protection Progran1 Rule”).

B. SBA has authorized a guaranty of the Loan.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises set forth in this Agreement and for other good and valuable consideration, Borrower and Lender agree as follows:

I. GENERAL TERMS

Section I.I. Term Loan. The Borrower agrees to borrow from the Lender the principal sum of Four Million Four Hundred Twenty Two Thousand and no/I 00 Dollars ($4,422,000.00) (the “Loan”), and the Lender has agreed to make the Loan to the Borrower, subject to all the terms and conditions of this Agreement.

Section 1.2. Note. The Term Loan shall be evidenced by the Borrower’s Four Million Four Hundred Twenty Two Thousand and no/100 Dollars ($4,422,000.00) Promissory Note (the “Note”), which Note is hereby incorporated herein by reference and made a part hereof.

Section 1.3. Use of Proceeds. The proceeds of the Loan shall be applied by the Borrower for the purposes authorized by the Authorization, the Paycheck Protection Program Rule, and the CARES Act including, but not limited to, Payroll Costs (as that term is defined by the Paycheck Protection Program Rule); continuation of group health care benefits during periods of paid sick, medical, or family leave, or insurance premiums; salaries or commissions or similar compensation; interest on mortgage obligations; rent; utilities; interest on other outstanding debt incurred before February 15, 2020; and refinancing an SBA Economic Injury Disaster Loan made between January 31, 2020 and April 3, 2020.

II. REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into the Loan, Borrower represents and warrants to the Lender (which representations and warranties shall survive the delivery of the Note and the making of the Loan) that:

Section 2.1. The Borrower has heretofore furnished to the Lender certain financial information about the Borrower including, but not limited to, in that certain Paycheck Protection Program Borrower Application Form (the “Application”), which Application is hereby incorporated herein by reference and made a part hereof. Said financial information and Application may include tax returns and/or financial statements which have been prepared in accordance with United States generally accepted principles of accounting (“GAAP”), and such other financial information, that, if provided, are complete and correct and fairly present the financial condition of the Borrower as at said date (collectively the “Current Financial Statements”). To the best of the Borrower’s knowledge and belief, the Borrower has no contingent obligations, liabilities for taxes or unusual forward or long-term commitments except as set forth in the Current Financial Statements. Borrower further certifies that the information provided in the Application and the information provided in all supporting documents and forms is true and accurate in all material respects. Borrower understands that knowingly making a false statement to obtain a guaranteed loan from SBA is punishable under the law, including under 18 USC 1001 and 3571 by imprisonment of not more than five years and/or a fine ofup to $250,000; under 15 USC 645 by imprisonment of not more than two years and/or a fine of not more than $5,000; and, if submitted to a federally insured institution, under 18 USC 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

Section 2.2. The Borrower (a) is duly organized, validly existing and in good standing under the laws of its state of incorporation, organization, or formation (b) has the power to carry on business as it is now being conducted and is to the best of its knowledge qualified to do business in every jurisdiction where such qualification is necessary and (c) has the power to execute and deliver, and perform its obligations under this Agreement and the Note.

Section 2.3. The execution and delivery and performance by the Borrower of its obligations under this Agreement and the Note have been duly authorized by all requisite action and to the best of Borrower’s knowledge and belief will not violate any provision of law, any order of any court or other agency of government, the articles of incorporation, articles of organization, partnership agreement, trust agreement, by-laws, or operating agreement (as applicable) of the Borrower or any indenture, agreement or other instrument to which it is a party, or by which it is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or instrument. The Borrower is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency in connection with or as a condition to the execution, delivery or performance of this Agreement or the Note.

Section 2.4. There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower that, if adversely determined, could reasonably be expected to have a material adverse effect on the business, operations, properties, assets or condition, financial or otherwise, of the Borrower.

Section 2.5. To the best of Borrower’s knowledge and belief, no statement of fact made by or on behalf of the Borrower in this Agreement, the Application or in any certificate or schedule furnished to the Lender pursuant hereto contains any untrue statement of fact or omits to state any fact necessary to make statements contained therein or herein not misleading.

Section 2.6. The Borrower is not an “investment company”, or a company “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.

Section 2.7. The Borrower, and each subsidiary or affiliate of Borrower, is in compliance in aJI material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended (“BRISA”), all as it may be amended from time to time.

Section 2.8. The name of the Borrower printed on the signature page hereof is the correct and proper name of the Borrower as set forth in its public organic record.

Section 2.9. To the best of Borrower’s knowledge, as of the date hereof and at all times throughout the term of the Loan, including after giving effect to any transfers of interests permitted pursuant hereto, (a) none of the funds or other assets of the Borrower constitute property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. I et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in the Borrower (whether directly or indirectly), is prohibited by law or the Loan made by the Lender is in violation of law (an “Embargoed Person”); (b) no Embargoed Person has any interest of any nature whatsoever in the Borrower with the result that the investment in the Borrower (whether directly or indirectly), is prohibited by law or the Loan is in violation of law; and (c) none of the funds of the Borrower have been derived from any unlawful activity with the result tliat the investment in the Borrower (whether directly or indirectly), is prohibited by law or the Loan is in violation oflaw.

Section 2.1Q. The Loan is for a BUSINESS OR COMMERCIAL PURPOSE and that no portion of the proceeds of the Loan will be used for household, personal or non-business purposes. Borrower acknowledges that, because the Loan is entered into for a BUSINESS OR COMMERCIAL PURPOSE, Borrower is not entitled to and will not receive certain disclosures with respect to consumer credit transactions required under State and Federal Truth-in-Lending law provisions for the benefit of consumers.

Section 2.11. Current economic uncertainty makes this Loan necessary to support the ongoing operations of the Borrower and the funds will be used for the purposes set forth in Section 1.3 as autl1orized by, and according to the terms and conditions of, the Authorization, the Paycheck Protection Program Rule, and the CARES Act including, but not limited to, retaining workers and maintaining payroll or making mortgage interest payments, lease payments, and utility payments. Borrower understand that, if the funds are knowingly used for unauthorized purposes, the federal government may hold the Borrower legally liable legally liable such as for charges of fraud. Borrower warrants that not more than twenty-five percent (25%) of Loan proceeds may be used for non-Payroll Costs.

Section 2.12. The Borrower was in operation on February 15, 2020 and had employees for whom it paid salaries and payroll taxes or paid independent contractors, as reported on a Form 1099-MISC.

Section 2.13. At least seventy-five percent (75%) of the Loan proceeds shall be used for Payroll Costs.

Section 2.14. Any loan received by Borrower under Section 7(b)(2) of the Small Business Act between January 31, 2020 and April 3, 2020 was for a purpose other than paying Payroll Costs and other allowable uses loans under the Paycheck Protection Program Rule. During the period beginning on February 15, 2020 and ending on December 31, 2020, Borrower has not and will not receive another loan under the Paycheck Protection Program Rule.

Section 2.15. Borrower understands and agrees that any Loan forgiveness will be provided for the sum of documented Payroll Costs, covered mortgage interest payments, covered rent payments, and covered utilities, and that not more than twenty-five percent (25%) percent of the forgiven amount may be for non-Payroll Costs. The amount of forgiveness shall be determined solely by the SBA, and Lender shall not be responsible for the accuracy of the information provided by Borrower and makes no representation or warranty with respect thereto. IN NO EVENT SHALL ANY AMOUNTS DUE UNDER THE NOTE BE DEEMED FORGIVEN UNTIL RECEIPT BY LENDER OF ALL FORGIVEN AMOUNTS FROM SBA OR ITS DESIGNEE.

Section 2.16. Borrower, its affiliates and owners of at least 203/ot have not been within the past tl1ree years: (a) debarred, suspended, declared ineligible or voluntarily excluded from participation in a transaction by any Federal Agency; (b) formally proposed for debarment, with a final determination still pending; (c) indicted, convicted, or had a civil judgment for any of the offenses listed in the regulations or (d) delinquent on any amounts owed to the U.S. Government or its instrumentalities as of the date of execution of this certification.

Section 2.17. Borrower acknowledge receipt of an SBA Equal Opportunity Poster agrees to display same where it is clearly visible to employees, applicants for employment and the public.

Section 2.18. Borrower acknowledges that the Lender may confirm the eligible Loan amount using tax documents Borrower has submitted. Borrower affirms that these tax documents are identical to those submitted to the Internal Revenue Service. Borrower also understands, acknowledges, and agrees that the Lender can share the tax information with SBA’s authorized representatives, including authorized representatives of the SBA Office of Inspector General, for the purpose of compliance with SBA Joan program requirements and all SBA reviews.

Section 2.19. The United States is the principal place ofresidence for employees included in the Borrower’s calculation of Payroll Costs.

Section 2.20. If Borrower operates a franchise, the franchise is listed in the SBA’s Franchise Directory

III. CONDITIONS OF MAKING THE LOAN

The obligation of the Lender to make the Loan hereunder and any future advances thereof is subject to the following conditions precedent, in addition to any other reasonable conditions and requirements established by Lender:

Section 3.I. The representations and warranties set forth in Article II hereof shall be true and correct on and as of the date hereof and the date the Loan is made.

Section 3.2. The Borrower shall have executed and/or delivered to the Lender, upon the execution of this Agreement, the following:

(a)	The Note;

(b)

The signer of this Agreement on behalf of the Borrower shall certify that he or she is the Authorized Representative of the Borrower duly authorized, empowered and directed to execute and deliver this Agreement, the Note and any other documents or certificates to be delivered pursuant to this Agreement and the Note;

(c)	The Current Financial Statements of the Borrower as set forth in Section 2.1 hereof;

(d)	Satisfaction of all of the c_onditions contained in the SBA Authorization; and

(e)	Such other supporting documents and certificates as the Lender or its counsel may reasonably request.

Section 3.3. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to counsel for the Lender.

Section 3.4. No Event of Default as specified in Article VI hereof, nor any event which upon notice or lapse of time or both would constitute such an Event of Default, shall have occurred.

Section 3.5. The Borrower shall pay for all expenses of the Loan allowable under the Paycheck Protection Program Rule.

Section 3.6. The SBA shall have issued its Authorization to guaranty the Loan.

IV. AFFIRMATIVE COVENANTS

The Borrower covenants and agrees that, from the date hereof and until payment in full and/or forgiveness of the principal of, and interest on, the Note, the Borrower will:

Section 4.1. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, rights, licenses, permits and franchises and comply with all laws and regulations applicable to it, except for such failures to be in compliance which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition or operation of the Borrower; at all times maintain, preserve and protect all franchises and trade names.

Section 4.2. Comply in all material respects with all applicable laws and regulations, whether now in effect or hereafter enacted or promulgated by any governmental authority having jurisdiction over the Borrower.

Section 4.3. Comply in all material respects with the Authorization, Paycheck Protection Program Rule and CARES Act and any and all obligations, requirements and regulations promulgated thereunder or in connection therewith.

Section 4.4. Promptly furnish to the Lender, from time to time, such information regarding the operations, assets, business, affairs and financial condition of the Borrower as the Lender may reasonably request.

Section 4.5. At reasonable times and with reasonable prior notice, permit Lender or the agents or representatives of the Lender to inspect its books and records and to make abstracts or reproductions thereof as reasonably required by Lender.

Section 4.6. Promptly advise the Lender of any material adverse change in its condition, financial or otherwise, or of the occurrence of any Event of Default by the Borrower of the type described in Article VI hereof, or of the occurrence of any event which upon notice or lapse of time or both would constitute such an Event of Default.

Section 4.7. At any time, from time to time, upon request by the Lender or its agent, fully cooperate with the Lender to (a) correct any defect, error or omission in any document prepared in co11llection with the Loan, and (b) execute or re-execute of any documents as required by the Lender to ensure that the documentation of the loan conforms to the intent of the parties and the requirements of the Lender’s policies. The Borrower further agrees to comply with all such requests by the Lender within thirty (30) days from the date of the mailing of the correction requests by the Lender.

Section 4.8. Provide to Lender documentation verifying the number of full-time equivalent employees on payroll as well as the dollar amounts of Payroll Costs, covered mortgage interest payments, covered rent payments, and covered utilities for the eight week period following this Loan.

Section 4.9. Display the SBA Equal Opportunity Poster where it is clearly visible to employees, applicants for employment and the public.

V. NEGATIVE COVENANTS

The Borrower covenants and agrees that, until payment in full of the principal of, and interest on, the Note and any other indebtedness of the Borrower to the Lender, whether now existing or arising hereafter, unless the Lender shall otherwise consent in writing, it will not, directly or indirectly:

Section 5.1. Sell, lease, transfer or otherwise dispose of its rights, licenses and franchises to any person or turn over the management of, or enter a management contract with respect to, such rights, licenses and franchises.

Section 5.2. Dissolve, liquidate, consolidate with or merge with, or convert into any other entity, form a new business entity, transfer to or re-domesticate in any other jurisdiction or make any material change in its executive management, or make or permit a material change in, any legal or beneficial ownership of Borrower.

Section 5.3. Engage, directly or indirectly, in a business substantially different from the business now being conducted.

Section 5.4. Purchase, acquire, redeem or retire, or make any commitment to purchase, acquire, redeem or retire any of the equity interests in the Borrower, whether now or hereafter outstanding.

Section 5.5. Declare or pay any distribution, dividend, or advance of cash or property, or both, to holders of any equity interest in the Borrower, provided that no Event of Default has occurred m1d is continuing or will result after giving effect to such payment. Borrower shall not make any payment on account of the purchase, acquisition, redemption, or other retirement of m1y such interest.

Section 5.6. Pay any Loan funds to any person for influencing or attempting to influence any officer or employee of m1y agency, a Member of Congress, or officer or employee of Congress, or an employee of a Member of Congress in connection with the awarding of m1y Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan or cooperative agreement.

Section 5.7. Discriminate on the basis of race, color, religion, national origin, sex, marital status or age in (1) the hiring, retention, or promotion of employees nor in determining their rank, or the compensation or fringe benefits paid them or (2) services or accommodations offered or provided to its employees, clients or guests.

Section 5.8. Apply for or receive another loan under the Paycheck Protection Program Rule during the period beginning as of the date hereof and ending on December 31, 2020.

VI. DEFAULTS

Section 6.1. In each case of happening of any of the following events (each of which is herein and in the Note sometimes called an “Event of Default”):

(a)

m1y representation or warranty made herein, or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement, or the borrowing hereunder, shall prove to be false or misleading in any material respect; or

(b)

default in the payment, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise, of any installment of the principal of, or interest on, the Note or any other indebtedness of the Borrower to the Lender beyond any applicable grace period or deferment granted; or

(c)

default in the due observance or performance of any covenant, condition or agreement contained in Articles IV or V hereof, in the Note and such default shall continue unremedied for the specified period (after giving effect to any applicable cure period, if any), and ifno time period is specified, for twenty (20) days after written notice thereof by the Lender to the Borrower; or

(d)

default in the due observance or performance of any other covenant, condition or agreement, on the part of the Borrower to be observed or performed pursuant to the terms hereof, or in any other loan executed by the Borrower in favor of the Lender, and such default shall continue unremedied for twenty (20) days after written notice thereof by the Lender to the Borrower; or

(e)

default in any other loan facilities, or under any other indebtedness of Borrower to the Lender now existing or hereafter arising after the date when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise (after giving effect to any applicable cure period or deferment granted, if any); or

(f)

a default with respect to any evidence of indebtedness of the Borrower (other than to the Lender), if such indebtedness is in an amount greater than $500,000.00, and the effect of such default is to accelerate the maturity of such indebtedness or to permit the holder thereof to cause such indebtedness to become due prior to the stated maturity thereof, or if any indebtedness of the Borrower (other than to the Lender) exceeding the amount of $500,000.00 is not paid, when due and payable, whether at the due date thereof or a date fixed for prepayment or otherwise (after giving effect to any applicable cure period or deferment granted, if any); or

(g)

the Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent or be the subject ofan order for relief under Title 11 of the United States Code or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or if corporate action shall be taken for the purpose of effecting any of the foregoing; or

(h)

an order, judgment or decree shall be entered, without the application, approval or consent of the Borrower by any court of competent jurisdiction, approving a petition seeking reorganization of the Borrower or appointing a receiver, trustee, custodian or liquidator of the Borrower of all or a substantial part of the assets of the Borrower, and such order, judgment or decree shall continue unstayed and in effect for any period of thirty (30) days; or

(i)

final judgment which is not fully covered by insurance for the payment of money in excess of an aggregate of $25,000.00 shall be rendered against the Borrower, and the same shall remain undischarged for a period of sixth (60) consecutive days, during which execution shall not be effectively stayed; or

U)

dissolution, termination of existence, business failure or cessation of business operations of Borrower, or any material change for any reason whatsoever in the management, majority ownership, or control of Borrower (except for any change previously approved by Lender).

Section 6.2. In every such Event of Default and at any time thereafter during the continuance thereof, the Note and any and all other indebtedness of the Borrower to the Lender, shall immediately become due and payable, both as to principal and interest, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note or other evidence of such indebtedness to the contrary notwithstanding.

VII. MISCELLANEOUS

Section 7.l. This Agreement and all covenru1ts, agreements, representations and warranties made herein and in the certificates delivered pursuru1t hereto, shall survive the making by the Lender of the Loan, the execution and delivery to the Lender of the Note, and shall continue in full force and effect so long as the Note and any other indebtedness of the Borrower to the Lender is outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements in this Agreement contained, by or on behalf of the Borrower, shall inure to the benefit of the respective successors and assigns of the Lender.

Section 7.2. The Borrower will reimburse the Lender upon demand for all reasonable out-of-pocket costs, charges and expenses of the Lender allowable under the Paycheck Protection Program Rule (including reasonable fees and disbursements of counsel to the Lender, which may include, without limitation, allocable cost of the Lender’s internal legal counsel) in connection with (i) any amendments, modifications, consents or waivers in respect thereof and (ii) any enforcement ru1d collection thereof.

Section 7.3. This Agreement and the Note shall be construed in accordru1ce with ru1d governed by the laws of the State of Rhode Island.

Section 7.4. This Agreement is intended by the parties as the final, complete ru1d exclusive statement of the transactions evidenced by this Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Agreement, and no party is relying on any promise, agreement or understru1ding not set forth in this Agreement. This Agreement may not be amended or modified except by a written instrument describing such amendment or modification executed by Borrower and Lender. No notice to, or demand, on the Borrower, in any case, shall entitle the Borrower to any other or future notice or demand in the same, similar or other circumstances.

Section 7.5. Neither any failure nor any delay on the part of the Lender in exercising any right, power or privilege hereunder or under the Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude ru1y other or future exercise, or the exercise of any other right, power or privilege.

Section 7.6. Except as otherwise specified in this Agreement, all notices, demands, elections or requests provided for or permitted to be given pursuant to this Agreement (hereinafter “Notice”) shall be in writing and shall be deemed to have been properly given or served by personal delivery or by sending srune by overnight courier or by depositing same in the United States Mail, postage prepaid and registered or certified, return receipt requested, and addressed to the party to be notified, as appropriate, as set forth in first paragraph of this Agreement. Each Notice as given above shall be effective upon being personally delivered or upon being sent to overnight courier or upon being deposited in the United State Mail, as aforesaid. However, the time in which response to such Notice must be given or a11y action taken with respect thereto, if any, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or, if so deposited in the United States Mail, the earlier of (i) three (3) business days following such deposit or (ii) the date of receipt as disclosed on the return receipt. Rejection or refusal to accept or the inability to deliver because of changed address for which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least thirty (30) days prior Notice thereof, Borrower or Lender shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States.

Section 7.7. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

Section 7.8. THE BORROWER, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, HEREBY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF ITS OBLIGATIONS ARISING HEREUNDER OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS.

Section 7.9. The Lender shall not be liable for any claims, demands, losses, or damages made, claimed, or suffered by the Borrower, excepting such as may arise through or could be caused by the Lender’s willful misconduct or gross negligence. As consideration for the Loan, the parties agree that the Lender shall not be responsible for any lost profits of the Borrower arising from any breach of contract, tort (excluding the Lender’s willful misconduct or gross negligence), or m1y other wrong arising from the establishment, administration, or collection of the Loan. THE LENDER AND THE BORROWER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE NOTE, OR ANY DOCUMENTS RELATED THERETO OR CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER TN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF BORROWER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ENTER THIS AGREEMENT AND MAKE THE LOAN.

Section 7.10. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 7.11. Any Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. As used in this Agreement, the term “person” shall include any individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

Section 7.12. The Lender shall have the unrestricted right at any time and from time to time, and without the consent of or notice to Borrower, to grant to one or more banks or other financial institutions (each, a “Participant”) participating interests in Lender’s obligations to lend hereunder and/or any or all of the loans held by the Lender hereunder. In the event of any such grant by the Lender of a participating interest to a Participant, whether or not upon notice to Borrower, the Lender shall remain responsible for the performance of its obligations hereunder and Borrower shall continue to deal solely and directly with the Lender in connection with the Lender’s rights and obligations hereunder. The Lender may furnish any information concerning Borrower in its possession-from time to time to prospective Participants, provided that the Lender shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

Section 7.13. The Lender may at any time pledge all or any portion of its right under the loan documents including any portion of the Note under Section 701.23 of the Rules and Regulations of the National Credit Union Administration. No such pledge or enforcement thereof shall release the Lender from its Obligations under any of the loan documents

Section 7.14. The Borrower hereby grants to the Lender, a lien, security interest and right of setoff as security for all liabilities and obligations to the Lender, whether now existing or hereafter rising, upon and against all deposits, credits, collateral and property of Borrower now or hereafter in the possession, custody, safekeeping or control of the Lender, or any related entity of Lender, its successors or assigns, or in transit to any of them. At any time after an Event of Default, without demand or notice, the Lender may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured. ANY AND ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL THAT SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Borrower waives, to the fullest extent that it lawfully can, any right it may have to require the Lender to pursue any particular remedy before proceeding against it.

Section 7.15. Upan receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note, Borrower will issue, in lieu thereof, a replacement Note in the same principal amount thereof and otherwise of like tenor.

Section 7.16. All agreements between Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced by the Note or otherwise, shall the amount paid or agreed to be paid to the Lender for the use or the forbearance of the indebtedness evidenced thereby exceed the maximum permissible under applicable law. As used herein, the term “applicable law” shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the Note shall be governed by such new law as of its effective date. If under or from any circumstances whatsoever the Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and the Lender.

Section 7.17. Lender shall have the unrestricted right at any time or from time to time, and without Borrower’s consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an “Assignee”), and Borrower agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Agreement and to any other documents, instruments and agreements executed in connection herewith as Lender shall deem necessary to effect the foregoing. In addition, at the request of Lender and any such Assignee, Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if Lender has retained any of its rights and obligations hereunder following such assignment, to Lender, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by Lender prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and Lender after giving effect to such assignment. Upon the execution and delivery of-appropriate assignment documentation, amendments-and-any other-documentation required by-Lender in connection with such assignment, and the payment by Assignee of the purchase price agreed to by Lender, and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of Lender hereunder (and under any and all other documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by Lender pursuant to the assignment documentation between Lender and such Assignee, and Lender shall be released from its obligations hereunder and thereunder to a corresponding extent. Lender may furnish any information concerning Borrower in its possession from time to time to prospective Assignees, provided that Lender shall require any such prospective Assignees to agree in writing to maintain the confidentiality of such information.

Section 7.18. The Lender and the Borrower agree that certain data related to the Loan (including confidential information, documents, applications and reports) may be transmitted electronically, including transmission over the Internet, This data may be transmitted to, received from or circulated among agents and representatives of the Borrower and/or the Lender and their affiliates and other persons involved with the subject matter of this Agreement. The Borrower acknowledges and agrees that (a) there are risks associated with the use of electronic transmission and that the Lender does not control the method of transmittal or service providers, (b) the Lender has no obligation or responsibility whatsoever and assumes no duty or obligation for the security, receipt or third party interception of any such transmission, and (c) the Borrower will release, hold harmless and indemnify the Lender from any claim, damage or loss, including that arising in whole or part from the Lender’s strict liability or sole, comparative or contributory negligence, which is related to the electronic transmission of data.

Section 7.19. The Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), the Lender is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance with the Patriot Act.

Section 7.20. This Agreement may be executed in counterparts and may be signed electronically, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE IMMEDIATELY FOLLOWING]

[SIGNATUREPAGETOLOANAGREEMEN

The terms set forth in this Agreeme nt are hereby agreed to by due execution as follows.

BORROWER:

The undersigned herebyce1tifies that he/she is the Authorized Representative of the Bon-ower duly authorized, empowered and directed, acting independently, to execute and deliver this Agreement, and no further authorization, consent or direction is required from the Borrower or any other paity for the execution and/or delivery of the foregoing Agreement and the performance by Borrower of its obiigations thereunder.

ASTRONOVA, INC.

By:	/s/ David S. Smith	May 6, 2020
	David S. Smith, Authorized Representative	Date

LENDER:

Greenwood Credit Union

By:	/s/ Holly E. Ferrara	May 6, 2020
	Holly E. Ferrara, Vice President	Date